UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2016

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 997-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
Amendment to RBL Facility and Borrowing Base Redetermination
On May 2, 2016, EP Energy LLC (“EPE LLC”), a wholly-owned subsidiary of EP Energy Corporation (the “Company”), entered into an amendment (the “Amendment”) to its senior secured RBL facility (the “RBL Facility”) which provided, among other things, as follows: (i) that the interest rates payable on the loans under the RBL Facility were increased by 1.00%; (ii) that between the effective date of the Amendment and March 31, 2018 (the “Amendment Period”), the requirement that our consolidated total debt to EBITDAX ratio not exceed 4.50 to 1.0 was suspended and replaced with a covenant that requires that our first lien debt to EBITDAX ratio not exceed 3.50 to 1.0; and (iii) that debt buybacks during the Amendment Period are capped at $350.0 million, subject to certain builders and exceptions.
In connection with the Amendment, the borrowing base and commitments under the RBL Facility were reduced from $2.75 billion to $1.65 billion, after giving effect to the scheduled April 2016 redetermination of the borrowing base and the completion of the previously announced asset sale disclosed in Item 2.01 of this Current Report on Form 8-K. The next scheduled redetermination of the borrowing base will be on or around October 31, 2016.
The summary of the Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.
Item 2.01     Completion of Acquisition or Disposition of Assets

Closing of Haynesville Assets Divestiture
On May 3, 2016, certain subsidiaries of the Company (the “Sellers”) completed the transactions contemplated by the Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of March 18, 2016, by and among the Sellers and Covey Park Gas LLC (the “Buyer”). Pursuant to the terms of the Purchase and Sale Agreement, the Sellers agreed to sell substantially all of their assets located in the Haynesville and Bossier shales to the Buyer for $420 million in cash (with net proceeds received of approximately $395 million after customary adjustments). The transaction has an effective time of November 1, 2015.
The summary of the Purchase and Sale Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.
The Purchase and Sale Agreement contains representations, warranties and other provisions that were made only for purposes of the Purchase and Sale Agreement and as of specific dates and were solely for the benefit of the other party thereto. The Purchase and Sale Agreement is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business or operational information about the parties and their respective subsidiaries or the assets that were sold to the Buyer. The representations and warranties made by the Sellers and the Buyer in the Purchase and Sale Agreement may be (i) qualified by disclosure schedules containing information that modifies, qualifies or creates exceptions to such representations and warranties and (ii) subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

Item 2.02   Results of Operations and Financial Condition

First Quarter Results Press Release

On May 4, 2016, the Company issued a press release announcing its financial and operating results for the quarter ended March 31, 2016. The Company will hold a webcast conference call on May 5, 2016 to discuss those results. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 2.02 by reference.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

Updated Guidance

On May 4, 2016, the Company provided its updated financial and operational outlook for future periods and information regarding its 2016 capital budget based on current expectations after giving effect to the completion of the previously announced asset sale described in Item 2.01 of this Current Report on Form 8-K. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*
Purchase and Sale Agreement, dated as of March 18, 2016, by and among EP Energy E&P Company, L.P., EP Energy Management, L.L.C., and Crystal E&P Company, L.L.C., as Seller, and Covey Park Gas LLC, as Buyer.

10.1
Fifth Amendment to Credit Agreement, dated as of May 2, 2016, to the Credit Agreement, dated as of May 24, 2012, among EPE Acquisition, LLC, EP Energy LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

99.1	Press release dated May 4, 2016 announcing financial and operating results for the quarter ended March 31, 2016.

*The exhibits and schedule to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules is included after the table of contents in the agreement. The Company will furnish copies of such exhibits and schedules to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: May 4, 2016	By:	/s/Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EP ENERGY LLC

By:	/s/Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Purchase and Sale Agreement, dated as of March 18, 2016, by and among EP Energy E&P Company, L.P., EP Energy Management, L.L.C., and Crystal E&P Company, L.L.C., as Seller, and Covey Park Gas LLC, as Buyer.

10.1
Fifth Amendment to Credit Agreement, dated as of May 2, 2016, to the Credit Agreement, dated as of May 24, 2012, among EPE Acquisition, LLC, EP Energy LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.

99.1	Press release dated May 4, 2016 announcing financial and operating results for the quarter ended March 31, 2016.

*The exhibits and schedule to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of the exhibits and schedules is included after the table of contents in the agreement. The Company will furnish copies of such exhibits and schedules to the SEC upon request.